Scudder
Micro Cap Fund

Semiannual Report
February 28, 1997

A pure no-load(TM) (no sales charges) mutual fund which seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S. micro cap stocks.

Scudder

                                Table of Contents

   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Investment Portfolio
  20  Financial Statements
  23  Financial Highlights
  24  Notes to Financial Statements
  28  Shareholder Meeting Results
  29  Officers and Trustees
  30  Investment Products and Services
  31  How to Contact Scudder

                                    In Brief


o Scudder Micro Cap Fund provided a total return of 13.55% for the six-month period ended February 28, 1997.


o The Fund implemented a disciplined, value-oriented approach to selecting micro cap stocks in accordance with its objective of seeking long-term capital appreciation.

o As of February 28, 1997, the median market capitalization of the Fund's holdings was $46 million, reflecting investments in shares of 255 micro cap stocks.


                            2-Scudder Micro Cap Fund

                        Letter From the Fund's President

Dear Shareholders,

     We are pleased to present the semiannual report for Scudder Micro Cap Fund for the six-month period ended February 28, 1997.

     Your Fund is off to an excellent start since its inception on August 12, 1996, providing attractive returns by investing in some of America's smallest public companies. The Fund turned in positive performance during the six-month period, exceeding the median return of micro cap stocks.

     Scudder Micro Cap Fund employs a disciplined method of stock selection, using a quantitative model to identify stocks that meet specific requirements. By systematically analyzing micro cap stocks for value and relative attractiveness, the Fund seeks to achieve above-average returns over the long term. We believe that satisfying investment returns can result from this approach. A complete discussion of your Fund's activities begins on page 6.

     The outstanding performance of U.S. stocks over the last two years has caused many investors to consider what, if any, adjustments they should make to their portfolios. In general, diversification across several asset classes can provide balance to an investment portfolio. Many long-term investors complement their core stock holdings with representation from the money-market, fixed income, international, and small cap stock areas. The performance of these distinct asset classes tends to differ in any given year, helping to reduce overall price volatility.

     For those of you who are interested in new products and services, we recently introduced the Scudder Pathway Series. Pathway simplifies investing through the `fund of funds' approach and offers four distinct portfolios:
Conservative, Balanced, Growth, and International. Each portfolio invests in a select mix of Scudder Funds, providing flexibility, diversification, and simplicity for regular and retirement plan investors. For more information on Scudder products and services, please turn to page 30.


     Thank you for your investment in Scudder Micro Cap Fund. If you have questions about your account, please call our Investor Relations representatives at 1-800-225-2470; they will be happy to assist you. Or, visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Micro Cap Fund



                            3-Scudder Micro Cap Fund

PERFORMANCE UPDATE as of February 28, 1997 (Unaudited)
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                          Total Return
Period         Growth    --------------
Ended            of                Average
2/28/97       $10,000   Cumulative  Annual
------------------------------------------
SCUDDER MICRO CAP FUND
------------------------------------------
Life of Fund**  $11,422   14.22%     --
------------------------------------------
RUSSELL 2000 INDEX
------------------------------------------
Life of Fund**  $11,105   11.05%     --
------------------------------------------
S&P 500 INDEX
Life of Fund**  $12,084   20.84%

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER MICRO CAP FUND
Year            Amount
----------------------
8/96*          $10,000
9/96           $10,273
10/96          $10,133
11/96          $10,414
12/96          $10,775
1/97           $11,297
2/97           $11,355


RUSSELL 2000 INDEX
Year            Amount
----------------------
8/96*          $10,000
9/96           $10,391
10/96          $10,231
11/96          $10,652
12/96          $10,931
1/97           $11,150
2/97           $10,879


S&P 500 INDEX
Year            Amount
----------------------
8/96*          $10,000
9/96           $10,563
10/96          $10,854
11/96          $11,675
12/96          $11,443
1/97           $12,158
2/97           $12,254

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and NASDAQ Stock Market. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.
*The Fund commenced operations on August 12, 1996. The graphed Index comparison begins August 31, 1996.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

              Period Ended February 28

                       1997**
                     -----------
NET ASSET VALUE...   $ 13.69
INCOME DIVIDENDS..   $   .02
FUND TOTAL
RETURN (%)........     14.22
RUSSELL 2000
INDEX TOTAL
RETURN (%)........     11.05


Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.
**The Fund commenced operations on August 12, 1996.


                           4 - Scudder Micro Cap Fund

PORTFOLIO SUMMARY as of February 28, 1997
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Equity Holdings                    96%
Cash Equivalents                    4%

--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund remained fully invested
in micro cap stocks.

--------------------------------------------------------------------------
SECTOR DIVERSIFICATION
(Excludes 4% Cash Equivalents)
--------------------------------------------------------------------------
Financial                                 26%
Consumer Discretionary                    14%
Manufacturing                             13%
Service Industries                         8%
Consumer Staples                           7%
Technology                                 7%
Durables                                   6%
Construction                               5%
Health                                     4%
Other                                     10%
---------------------------------------------
                                         100%
---------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The portfolio was broadly
diversified in 255 stocks.

--------------------------------------------------------------------------
Sectors/Largest Holdings
(Excludes 4% of Cash Equivalents)
--------------------------------------------------------------------------
1.   FINANCIAL (26%)
     State Financial Services Corp. "A"
     Multi-bank holding company

2.   CONSUMER DISCRETIONARY (14%)
     Amplicon, Inc.
     Mid-range computer leasing and retailing

3.   MANUFACTURING (13%)
     Badger Meter, Inc.
     Manufacturer of water meters and other flow measurement and control devices

4.   SERVICE INDUSTRIES (8%)
     URS Corp.
     Infrastructure projects including transportation, pollution control, water resources, hazardous waste management

5.   CONSUMER STAPLES (7%)
     Worldtex, Inc.
     Manufacturer of elastic yarns

6.   TECHNOLOGY (7%)
     Instron Corp.
     Manufacturer of materials testing equipment

7.   DURABLES (6%)
     Ducommun, Inc.
     Manufacturer of components and sub-assemblies for aerospace and wireless telecommunications industries

8.   CONSTRUCTION (5%)
     Shelter Components Corp.
     Distributor of carpet and bath products

9.   HEALTH (4%)
     National Patent Development Corp.
     Manufacturer and distributor of medical health care and consumer products

10.  ENERGY (3%)
     American Oilfield Divers, Inc.
     Provider of undersea construction, installation, repair and maintenance services for offshore oil and gas industry


The Fund employs a disciplined
approach to select individual
micro cap stocks.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                           5 - Scudder Micro Cap Fund

                        Portfolio Management Discussion

Dear Shareholders,

Scudder Micro Cap Fund began operations on August 12, 1996. This report covers the six-month period from August 31, 1996 to February 28, 1997. During this period, the Fund's net asset value per share increased from $12.07 to $13.69, for a total return of 13.55%, exceeding the 10.24% median return of similar micro cap funds as reported by Lipper.

We are pleased with the Fund's performance during this initial phase of operations. The Fund trailed the micro cap market during the first few months of the period, due in part to the inflow of cash during the start-up phase. Performance rebounded strongly in the last three months of the six-month period, as the portfolio's initial investments performed well. This noteworthy performance was achieved during a period when a number of micro cap companies announced earnings disappointments, resulting in price declines for some stocks. The Fund's broad diversification helped to mitigate the negative effects of these surprises.

Micro cap stocks enjoyed a favorable environment during the six-month period, providing attractive overall returns to investors. However, the solid returns of micro caps were overshadowed by the stronger performance of large cap stocks, whose earnings more directly benefited from a healthy economy. Micro cap companies tend to be less affected by overall economic growth and the cyclical changes of the economy, and more by their individual business prospects. This is because micro cap companies are often dependent on a few products or a particular market niche. Micro cap stocks have recorded impressive returns over the long-term, and they have typically done so by marching to their own drummer.

A notable characteristic of the Fund during this period has been its limited volatility, whether measured against the micro cap universe or the large cap S&P 500 Index. The Fund's overall volatility, as measured by the standard deviation of returns over the six-month reporting period, has been about 20% lower than that of the universe of micro cap stocks and less than half that of the S&P 500.

The micro cap segment of the U.S. stock market represents many of the smallest companies which are often overlooked by analysts and investors. More than 7,000 U.S. companies are traded on leading national stock exchanges, but most equity mutual funds invest primarily in the 3,000 largest companies. Scudder Micro Cap Fund's investment universe is composed of the smallest domestic issues with a market cap of less than $180 million at purchase -- about 4,000 issues. A stock's market capitalization (market cap) is determined by multiplying its stock price by the number of shares outstanding.

At the end of the period, the Fund had total net assets of $51 million and held shares in 255 U.S. micro cap companies representing market values ranging in size from $9 to $216 million. The Fund's median market capitalization was $46 million; this compares to $355 million for the Russell 2000 Index of small company stocks and $6 billion for the typical S&P 500 company. The most significant portfolio weightings were in the financial, consumer discretionary, manufacturing, service, and consumer staples sectors.

                            6-Scudder Micro Cap Fund

                             A Disciplined Approach

In pursuing capital appreciation from micro cap stocks, we utilize a disciplined approach to selecting securities. Instead of attempting to gauge the prospects of a company's new products or its management capabilities, we conduct a quantitative evaluation on thousands of micro cap stocks, analyzing valuations, growth rates, price and earnings momentum, and risk characteristics to identify possible candidates for the Fund.

Our highly systematic approach starts with collecting extensive financial information on individual companies. Using a proprietary investment model, we analyze this data in a consistent, objective way by comparing it to a broad universe of micro cap companies. The next step involves ranking each micro cap stock based on its relative attractiveness. Finally there is the highly complex process of determining which combination of stocks to hold and how much to weight them in the portfolio. We employ the assistance of a computer model to assess the millions of possibilities. The model helps to identify the portfolio with the highest potential return for a given level of risk. In addition, as new information streams in, such as recent earnings reports, it is incorporated into the model so that we can instantly see how the fresh data affects the relative attractiveness of each stock.

While the process may sound as though computers are making all of the decisions, this is hardly the case. The model is only as good as the human judgment that goes into its development, and is subject to revision as deemed necessary. Moreover, before we buy any stock for the Fund, we carefully consider any subjective information that may not be fully reflected in the numbers, such as a recently announced restructuring. We think this is an important reality check for any quantitative investment approach.

The risks of holding individual micro cap stocks can be very high. Small companies generally have higher business risks than more established companies, arising from untested management, less diversified product lines, and limited financial resources. This makes micro cap companies more vulnerable to adverse business developments than larger companies. Also, because micro cap stocks are traded infrequently, the prices of these issues can drop quickly if investors rush to sell. Conversely, prices can be dramatically bid up if investors try to initiate large positions. We attempt to control these risks throughout the selection process by holding a relatively large number of securities in the portfolio. That way, if a few individual securities experience problems, the effect may be minimized.

The Fund is also structured to promote a relatively stable base of assets. To discourage short-term trading, the Fund imposes a 1% redemption fee on shares held less than one year. Due to investment considerations particular to the micro cap market, it is likely that the Fund may close to new individual investors for a period when total assets reach $100 million.

                            7-Scudder Micro Cap Fund

We are pleased with the the Fund's good start. Going forward, we will continue to apply our disciplined, value-oriented approach to selecting micro cap stocks in accordance with the Fund's objective of seeking long-term capital appreciation. We believe the Fund continues to be appropriate for long-term investors seeking exposure to this dynamic sector of the stock market as part of a well-rounded portfolio.


Sincerely,
Your Portfolio Management Team

/s/James M. Eysenbach            /s/Philip S. Fortuna
James M. Eysenbach               Philip S. Fortuna
Lead Portfolio Manager           Portfolio Manager


                            8-Scudder Micro Cap Fund

            INVESTMENT PORTFOLIO as of February 28, 1997 (Unaudited)

                                                           PRINCIPAL    MARKET
                                                           AMOUNT ($)  VALUE ($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 2.4%
--------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and
 Trust Company dated 2/28/97 at 5.31%, to be
 repurchased at $1,238,548 on 3/3/97, collateralized
 by a $1,235,000 U.S. Treasury Bond, 7.125%,                          ----------
 2/15/23 (Cost $1,238,000) .............................   1,238,000   1,238,000
                                                                      ----------
SHORT TERM NOTES 1.9%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Discount Note, 3/3/97
 (Cost $999,704) .......................................   1,000,000     999,704
                                                                      ----------
                                                             SHARES
--------------------------------------------------------------------------------
COMMON STOCKS 95.7%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY 13.0%
APPAREL & SHOES 1.0%
Hyde Athletic Industries, Inc. "B"* ....................      36,500     177,938
Michael Anthony Jewelers, Inc.* ........................      51,900     168,675
Pubco Corp.* ...........................................      25,200     195,300
                                                                      ----------
                                                                         541,913
                                                                      ----------
DEPARTMENT & CHAIN STORES 1.5%
Drug Emporium, Inc.* ...................................      34,700     186,513
Duckwall-ALCO Stores, Inc.* ............................      18,200     252,525
Fred's, Inc. "A" .......................................      26,000     230,750
Harold's Stores, Inc. ..................................       9,235     125,827
                                                                      ----------
                                                                         795,615
                                                                      ----------
HOME FURNISHINGS 1.5%
Ameriwood Industries International Corp.* ..............      22,000     187,000
Baldwin Piano & Organ Co.* .............................      16,400     202,950
National Picture & Frame Co.* ..........................      16,400     160,925
Seaman Furniture Co.* ..................................      12,490     243,555
                                                                      ----------
                                                                         794,430
                                                                      ----------
HOTELS & CASINOS 1.0%
Amerihost Properties, Inc.* ............................      25,800     154,800
International Thoroughbred Breeders, Inc.* .............      36,500     168,813
Sonesta International Hotels Corp. "A" .................      20,700     196,650
                                                                      ----------
                                                                         520,263
                                                                      ----------
RECREATIONAL PRODUCTS 3.0%
Datamarine International, Inc.* ........................      12,800     107,200
ERO, Inc.* .............................................      23,500     217,375
Equity Marketing Inc.* .................................      11,500     210,594
Escalade, Inc. .........................................      20,100     218,588

    The accompanying notes are an integral part of the financial statements.


                           9 -- SCUDDER MICRO CAP FUND

                                                                        MARKET
                                                              SHARES   VALUE ($)
--------------------------------------------------------------------------------

Foundation Powerboat Industries, Inc.* .................       9,300     206,925
Holiday RV Superstores, Inc.* ..........................      64,600     125,163
Rexhall Industries, Inc. ...............................      28,300     180,413
Varsity Spirit Corp. ...................................      17,900     277,450
                                                                      ----------
                                                                       1,543,708
                                                                      ----------
RESTAURANTS 1.3%
Benihana, Inc. "A"* ....................................      23,400     193,050
El Chico Restaurants, Inc.* ............................      11,500      76,188
Skyline Chili, Inc.* ...................................      34,400     264,450
Timber Lodge Steakhouse, Inc.* .........................      28,100     122,938
                                                                      ----------
                                                                         656,626
                                                                      ----------
SPECIALTY RETAIL 3.7%
Amplicon, Inc.* ........................................      14,600     324,850
Bell Microproducts, Inc.* ..............................      25,000     271,875
Brookstone, Inc.* ......................................      29,300     241,725
D.I.Y. Home Warehouse, Inc.* ...........................      35,500     142,000
InterTAN, Inc.* ........................................      45,600     182,400
Natural Wonders, Inc.* .................................      35,100     188,663
Rent-Way, Inc.* ........................................      19,600     196,000
S & K Famous Brands, Inc.* .............................      22,100     221,000
Transnet Corp.* ........................................      60,000     142,500
                                                                      ----------
                                                                       1,911,013
                                                                      ----------
CONSUMER STAPLES 6.6%
CONSUMER ELECTRONIC & PHOTOGRAPHIC PRODUCTS 0.6%
Cambridge Soundworks, Inc.* ............................      35,400     185,850
Cobra Electronics Corp.* ...............................      37,300     114,231
                                                                      ----------
                                                                         300,081
                                                                      ----------
FOOD & BEVERAGE 3.4%
Chock Full O'Nuts Corp.* ...............................      47,800     256,925
Foodarama Supermarkets, Inc.* ..........................      13,400     204,350
Hain Food Group, Inc.* .................................      43,600     239,800
J & J Snack Foods Corp.* ...............................      19,700     254,869
Schultz Sav-O Stores, Inc. .............................      18,800     298,450
Seaway Food Town, Inc. .................................       6,700     173,363
Suprema Specialties, Inc.* .............................      46,600     198,050
Vestro Natural Foods, Inc.* ............................      40,400     116,150
                                                                      ----------
                                                                       1,741,957
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.


                          10 -- SCUDDER MICRO CAP FUND

                                                                        MARKET
                                                              SHARES   VALUE ($)
--------------------------------------------------------------------------------

PACKAGE GOODS/COSMETICS 1.0%
Alfin, Inc.* ...........................................      97,800     134,475
Allou Health & Beauty, Inc. "A"* .......................      32,200     209,300
Nutramax Products, Inc.* ...............................      16,300     197,638
                                                                      ----------
                                                                         541,413
                                                                      ----------
TEXTILES 1.6%
Dyersburg Corp.* .......................................      42,400     291,500
Premiumwear Inc.* ......................................      24,000     210,000
Worldtex, Inc.* ........................................      32,200     313,950
                                                                      ----------
                                                                         815,450
                                                                      ----------
HEALTH 4.0%
BIOTECHNOLOGY 0.3%
Synbiotics Corp.* ......................................      40,700     178,063
                                                                      ----------
HEALTH INDUSTRY SERVICES 1.2%
Healthcare Services Group, Inc.* .......................      20,400     221,850
SMT Health Services, Inc. ..............................      25,737     210,722
Staff Buildings, Inc. "A"* .............................      35,100     103,106
Star Multi Care Services, Inc. .........................      16,780      96,485
                                                                      ----------
                                                                         632,163
                                                                      ----------
HOSPITAL MANAGEMENT 0.4%
National Home Health Care Corp. ........................      31,442     188,652
                                                                      ----------
MEDICAL SUPPLY & SPECIALTY 2.1%
Akorn, Inc.* ...........................................      52,100     123,738
Colorado Medtech, Inc.* ................................      16,000      47,000
Luther Medical Products, Inc.* .........................      20,500      82,000
Moore Medical Corp.* ...................................      16,300     155,869
National Patent Development Corp.* .....................      29,920     231,880
Osteotech, Inc.* .......................................      13,800     108,675
Superior Surgical Manufacturing Co., Inc. ..............      14,100     192,113
Trans Leasing International, Inc.* .....................      24,400     164,700
                                                                      ----------
                                                                       1,105,975
                                                                      ----------
FINANCIAL 24.9%
BANKS 20.1%
Andover Bancorp, Inc. ..................................       8,500     239,063
CENFED Financial Corp. .................................       4,500     153,000
CFX Corp. ..............................................      10,420     173,233

    The accompanying notes are an integral part of the financial statements.


                          11 -- SCUDDER MICRO CAP FUND

                                                                        MARKET
                                                              SHARES   VALUE ($)
--------------------------------------------------------------------------------

Centennial Bancorp* ....................................       6,030      99,495
Center Banks, Inc.* ....................................      10,800     210,600
CoBancorp, Inc. ........................................      11,400     247,950
Coastal Bancorp, Inc. ..................................       9,800     265,825
Columbia Banking System, Inc. ..........................       8,900     154,638
Community Bankshares, Inc. .............................       7,000     165,375
Eagle Financial Corp. ..................................       8,600     253,700
Eastern Bancorp, Inc. ..................................       5,700     146,063
FNB Rochester Corp. ....................................      12,200     179,950
Fed One Bancorp ........................................      10,200     188,700
First Citizens Corp. ...................................       1,500      33,000
First Citizens Financial Corp. .........................       6,000     136,500
First Essex Bancorp ....................................      13,400     213,563
First Federal Savings Bank of Siouxland ................       3,410     102,300
First Georgia Holding, Inc. ............................      16,100     163,013
First Mutual Savings Bank* .............................      10,200     198,900
First Oak Brook Bancshares, Inc. "A" ...................       7,000     174,125
First Republic Bancorp, Inc.* ..........................      13,100     304,575
FirstFederal Financial Services Corp. ..................       4,800     180,000
Foothill Independent Bancorp ...........................      21,800     283,400
Granite State Bankshares, Inc. .........................      10,300     254,925
HMN Financial, Inc.* ...................................       9,800     226,625
Haven Bancorp, Inc. ....................................       6,100     202,825
Haverfield Corp. .......................................      13,700     280,850
Hingham Institution for Savings ........................       9,800     181,300
Home Bancorp ...........................................       8,600     165,550
Hudson Chartered Bancorp, Inc. .........................       8,250     222,750
Lawrence Savings Bank* .................................      16,300     160,963
Medford Savings Bank ...................................       4,400     126,500
Merchants Bancorp, Inc. ................................       8,500     320,875
Mid Continent Bancshares, Inc. .........................       8,300     209,575
Midconn Bank ...........................................       9,200     221,950
New Milford Bank & Trust Co. ...........................      12,900     141,900
Northrim Bank ..........................................      21,685     195,165
Parkvale Financial Corp. ...............................      10,050     256,275
People's Bancshares, Inc. ..............................      13,100     167,844
PonceBank ..............................................       7,400     178,525

    The accompanying notes are an integral part of the financial statements.


                          12 -- SCUDDER MICRO CAP FUND

                                                                        MARKET
                                                              SHARES   VALUE ($)
--------------------------------------------------------------------------------

Progress Financial Corp.* ..............................      10,800      90,450
Redwood Empire Bancorp* ................................      12,100     167,888
SJNB Financial Corp. ...................................      10,600     254,400
Second Bancorp, Inc. ...................................       5,400     186,300
Southwest Bancorp, Inc. ................................       5,100     110,925
State Financial Services Corp. "A" .....................      20,140     380,143
Sterling Bancorp .......................................      17,100     288,563
Sterling Bancshares, Inc.* .............................      14,700     220,500
Surety Capital Corp.* ..................................      22,000     121,000
The Bank of Southington ................................       8,800     125,400
Tolland Bank ...........................................      11,300     175,150
United Federal Savings Bank ............................      12,100      99,825
Warren Bancorp, Inc. ...................................       4,600      73,025
Washington Savings Bank, F.S.B .........................      24,400     128,100
West Coast Bancorp .....................................      10,375     224,359
                                                                      ----------
                                                                      10,427,393
                                                                      ----------
INSURANCE 2.4%
Amwest Insurance Group, Inc. ...........................       9,800     118,825
Cotton States Life Insurance ...........................      16,200     232,875
Investors Title Co.* ...................................      15,200     228,000
Penn-America Group, Inc.* ..............................      13,700     258,588
Seibels Bruce Group, Inc.* .............................      64,000     128,000
Southern Security Life Insurance Co.* ..................      11,200      84,000
Standard Management Corp. ..............................      32,400     186,300
                                                                      ----------
                                                                       1,236,588
                                                                      ----------
BUSINESS FINANCE 0.5%
Advest Group, Inc.* ....................................      18,800     256,150
                                                                      ----------
OTHER FINANCIAL COMPANIES 0.4%
First Cash, Inc.* ......................................      30,800     200,200
                                                                      ----------
REAL ESTATE 1.5%
AMREP Corp.* ...........................................      35,800     152,150
Atlantic Gulf Communities Corp.* .......................      25,700     147,775
Grubb & Ellis Co.* .....................................      37,300     284,413
New Mexico & Arizona Land Co. ..........................      14,500     212,063
                                                                      ----------
                                                                         796,401
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.


                          13 -- SCUDDER MICRO CAP FUND

                                                                        MARKET
                                                              SHARES   VALUE ($)
--------------------------------------------------------------------------------

MEDIA 0.7%
BROADCASTING & ENTERTAINMENT
Live Entertainment, Inc.* ..............................      30,200     117,025
Vaughn Communications, Inc.* ...........................      35,000     231,875
                                                                      ----------
                                                                         348,900
                                                                      ----------
SERVICE INDUSTRIES 7.8%
ENVIRONMENTAL SERVICES 1.9%
Air-Cure Technologies, Inc.* ...........................      25,600     163,200
GZA GeoEnvironmental Technologies, Inc.* ...............      47,700     149,063
Scope Industries, Inc.* ................................       5,600     257,600
URS Corp.* .............................................      29,000     304,500
Versar, Inc.* ..........................................      37,000     127,188
                                                                      ----------
                                                                       1,001,551
                                                                      ----------
INVESTMENT 1.4%
H.D. Vest, Inc.* .......................................      31,300     146,719
Kinnard Investment, Inc.* ..............................      41,600     208,000
M.H. Meyerson & Co, Inc.* ..............................      37,400     191,675
Scott & Stringfellow Financial, Inc. ...................       6,400     163,200
                                                                      ----------
                                                                         709,594
                                                                      ----------
MISCELLANEOUS COMMERCIAL SERVICES 3.3%
American Physicians Service Group, Inc.* ...............      20,000     140,000
Automobile Protection Corp.* ...........................      44,700     176,006
Failure Group, Inc.* ...................................      36,800     202,400
General Employment Enterprises, Inc. ...................      19,570     190,808
Halifax Corp. ..........................................      12,750     157,781
International Post Ltd.* ...............................      28,900     101,150
Joule, Inc.* ...........................................      29,400     112,088
LCS Industries, Inc.* ..................................      16,600     234,475
RCM Technologies, Inc.* ................................      20,900     172,425
TRM Copy Centers Corp.* ................................      10,800     105,300
Thomas Group, Inc.* ....................................      12,500     117,188
                                                                      ----------
                                                                       1,709,621
                                                                      ----------
MISCELLANEOUS CONSUMER SERVICES 0.8%
ACE Cash Express, Inc.* ................................      19,450     250,419
Children's Discovery Centers of America, Inc.* .........      31,500     161,438
                                                                      ----------
                                                                         411,857
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.


                          14 -- SCUDDER MICRO CAP FUND

                                                                        MARKET
                                                              SHARES   VALUE ($)
--------------------------------------------------------------------------------

PRINTING/PUBLISHING 0.4%
Tufco Technologies, Inc.* ..............................      26,100     182,700
                                                                      ----------
DURABLES 5.4%
AEROSPACE 1.6%
Ducommun, Inc.* ........................................      15,500     372,000
ECC International Corp.* ...............................      37,900     217,925
Engineered Support Systems, Inc.* ......................      19,800     242,550
                                                                      ----------
                                                                         832,475
                                                                      ----------
AUTOMOBILES 1.1%
AirSensors, Inc.* ......................................      20,600     193,125
Hilite Industries, Inc.* ...............................      25,100     119,225
JPE, Inc.* .............................................      18,100     126,700
Williams Controls, Inc.* ...............................      42,700     113,422
                                                                      ----------
                                                                         552,472
                                                                      ----------
CONSTRUCTION/AGRICULTURAL EQUIPMENT 0.9%
Portec, Inc. ...........................................      21,500     241,875
Terex Corp.* ...........................................      20,300     243,600
                                                                      ----------
                                                                         485,475
                                                                      ----------
LEASING COMPANIES 0.5%
PLM International, Inc.* ...............................      50,600     170,775
Sunrise Resources Inc.* ................................      26,300     108,488
                                                                      ----------
                                                                         279,263
                                                                      ----------
TELECOMMUNICATIONS EQUIPMENT 0.4%
TCI International, Inc.* ...............................      29,200     193,450
                                                                      ----------
MISCELLANEOUS 0.9%
Fansteel, Inc. .........................................      44,900     291,850
McClain Industries, Inc.* ..............................      32,100     148,463
                                                                      ----------
                                                                         440,313
                                                                      ----------
MANUFACTURING 12.8%
CHEMICALS 0.9%
AG Services of America, Inc.* ..........................       9,400     162,140
Aceto Corp. ............................................      21,400     286,215
                                                                      ----------
                                                                         448,355
                                                                      ----------
CONTAINERS & PAPER 0.5%
Applied Extrusion Technologies, Inc.* ..................      19,900     236,313
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.


                          15 -- SCUDDER MICRO CAP FUND

                                                                        MARKET
                                                              SHARES   VALUE ($)
--------------------------------------------------------------------------------

ELECTRICAL PRODUCTS 1.6%
Bel Fuse, Inc.* ........................................      12,300     173,738
SL Industries, Inc.* ...................................      38,600     279,850
Sage Laboratories, Inc. ................................       7,200      98,100
Valley Forge Corp. .....................................      16,900     268,288
                                                                      ----------
                                                                         819,976
                                                                      ----------
INDUSTRIAL SPECIALTY 7.1%
Badger Meter, Inc.* ....................................       8,800     390,500
Binks Manufacturing Co. ................................       7,900     300,200
Dynamic Materials Corp.* ...............................      17,100     188,100
Foster (LB) Co. "A"* ...................................      42,900     160,875
Graham Corp.* ..........................................      17,900     239,413
Insteel Industries, Inc. ...............................      33,000     292,875
Interlake Corp.* .......................................      70,800     203,550
Met-Pro Corp.* .........................................      24,700     342,713
Peerless Manufacturing Co. .............................      19,300     219,538
Rotonics Manufacturing, Inc.* ..........................      91,700     143,281
Sifco Industries, Inc. .................................      22,200     255,300
Talley Industries, Inc.* ...............................      30,000     270,000
Temtex Industries, Inc.* ...............................      42,000     141,750
Tokheim Corp.* .........................................      28,300     226,400
Trion, Inc.* ...........................................      32,300     165,538
Vitronics Corp.* .......................................     118,800     133,650
                                                                      ----------
                                                                       3,673,683
                                                                      ----------
MACHINERY/COMPONENTS/CONTROLS 1.4%
Chicago Rivet & Machine Co. ............................       8,800     303,600
Devlieg-Bullard, Inc.* .................................      56,400     179,775
Farrel Corp. ...........................................      38,600      98,913
Trans-Industries, Inc.* ................................      26,500     165,625
                                                                      ----------
                                                                         747,913
                                                                      ----------
OFFICE EQUIPMENT/SUPPLIES 0.8%
Dixon Ticonderoga Co.* .................................      25,200     176,400
TAB Products Co. .......................................      23,400     219,375
                                                                      ----------
                                                                         395,775
                                                                      ----------
SPECIALTY CHEMICALS 0.5%
Melamine Chemicals, Inc.* ..............................      23,200     255,200
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.


                          16 -- SCUDDER MICRO CAP FUND

                                                                        MARKET
                                                              SHARES   VALUE ($)
--------------------------------------------------------------------------------

TECHNOLOGY 6.3%
COMPUTER SOFTWARE 1.1%
Concurrent Computer Corp.* .............................      41,500     114,125
Data Systems & Software, Inc.* .........................      60,900     296,888
Metatec Corp. "A"* .....................................      35,500     155,313
                                                                      ----------
                                                                         566,326
                                                                      ----------
DIVERSE ELECTRONIC PRODUCTS 1.3%
Aseco Corp.* ...........................................      18,900     186,638
Impact Systems, Inc.* ..................................      85,800     139,425
SBS Technologies, Inc.* ................................       6,900     158,700
WPI Group, Inc.* .......................................      30,500     213,500
                                                                      ----------
                                                                         698,263
                                                                      ----------
EDP PERIPHERALS 0.7%
Key Tronic Corp.* ......................................      21,700     146,475
Printronix, Inc.* ......................................      15,300     227,588
                                                                      ----------
                                                                         374,063
                                                                      ----------
ELECTRONIC COMPONENTS/DISTRIBUTORS 2.0%
Alpha Technologies Group, Inc.* ........................      43,900     123,469
American Technical Ceramics Corp.* .....................      28,100     226,556
IEC Electronics Corp. (New)* ...........................      25,900     200,725
Jaco Electronics, Inc.* ................................      31,800     258,375
Merrimac Industries, Inc. ..............................      11,100     126,263
Nu Horizons Electronics Inc.* ..........................      13,900     128,575
                                                                      ----------
                                                                       1,063,963
                                                                      ----------
PRECISION INSTRUMENTS 0.7%
Instron Corp.* .........................................      28,300     353,750
                                                                      ----------
SEMICONDUCTORS 0.5%
Diodes, Inc.* ..........................................      32,000     276,000
                                                                      ----------
ENERGY 3.4%
OIL & GAS PRODUCTION 2.0%
Alamco, Inc.* ..........................................      18,300     256,200
Hallwood Energy Partners, L.P. .........................      22,500     196,875
Key Production Co., Inc.* ..............................      21,400     224,700
McFarland Energy, Inc.* ................................      16,700     188,919
Resource America, Inc. "A" .............................       7,500     181,875
                                                                      ----------
                                                                       1,048,569
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.


                          17 -- SCUDDER MICRO CAP FUND

                                                                        MARKET
                                                              SHARES   VALUE ($)
--------------------------------------------------------------------------------

OILFIELD SERVICES/EQUIPMENT 1.4%
American Oilfield Divers, Inc.* ........................      28,800     331,200
Dawson Geophysical Co.* ................................      16,500     206,250
Industrial Holdings Inc.* ..............................      18,100     205,888
                                                                      ----------
                                                                         743,338
                                                                      ----------
METALS & MINERALS 1.0%
STEEL & METALS
Bayou Steel Corp.* .....................................      52,100     153,044
Friedman Industries, Inc. ..............................      33,500     184,250
NS Group, Inc.* ........................................      39,600     193,050
                                                                      ----------
                                                                         530,344
                                                                      ----------
CONSTRUCTION 5.0%
BUILDING MATERIALS 1.3%
A.P. Green Industries, Inc.* ...........................      31,200     280,800
Genlyte Group, Inc.* ...................................      18,900     198,450
Strober Organization, Inc.* ............................      30,800     179,988
                                                                      ----------
                                                                         659,238
                                                                      ----------
BUILDING PRODUCTS 1.0%
Shelter Components Corp.* ..............................      25,800     316,050
Thermal Industries, Inc. ...............................      12,600     182,700
                                                                      ----------
                                                                         498,750
                                                                      ----------
HOMEBUILDING 1.2%
Engle Homes, Inc.* .....................................      20,900     206,388
Kit Manufacturing Company* .............................      16,400     200,900
Starrett Corp. .........................................      20,600     206,000
                                                                      ----------
                                                                         613,288
                                                                      ----------
MISCELLANEOUS 1.5%
ACMAT Corp. "A"* .......................................      11,000     170,493
Instituform East, Inc. .................................      46,800     146,250
MYR Group Inc.* ........................................      19,500     248,625
Turner Corp.* ..........................................      17,300     220,575
                                                                      ----------
                                                                         785,943
                                                                      ----------
TRANSPORTATION 2.5%
AIR FREIGHT 0.8%
Golden Eagle Group, Inc.* ..............................      48,800     146,400
Hudson General Corp. ...................................       7,000     267,750
                                                                      ----------
                                                                         414,150
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.


                          18 -- SCUDDER MICRO CAP FUND

                                                                        MARKET
                                                              SHARES   VALUE ($)
--------------------------------------------------------------------------------

AIRLINES 0.4%
Mercury Air Group, Inc.* ...............................      29,200     211,700
                                                                      ----------
RAILROADS 0.1%
Providence & Worcester Railroad Co. ....................       7,200      63,000
                                                                      ----------
TRUCKING 1.2%
MTL, Inc.* .............................................      12,000     283,500
Morgan Group, Inc. "A"* ................................      31,200     226,200
Trism, Inc.* ...........................................      34,600     121,100
                                                                      ----------
                                                                         630,800
                                                                      ----------
UTILITIES 2.3%
ELECTRIC UTILITIES 0.9%
Unitil Corp. ...........................................       9,400     186,825
Upper Peninsular Energy Corp. ..........................      16,300     275,063
                                                                      ----------
                                                                         461,888
                                                                      ----------
NATURAL GAS DISTRIBUTION 0.3%
Valley Resources, Inc. .................................      13,900     152,900
                                                                      ----------
WATER SUPPLY 0.6%
Dominguez Services Corp. ...............................       6,800     158,100
Southwest Water Co. ....................................      13,980     178,245
                                                                      ----------
                                                                         336,345
                                                                      ----------
MISCELLANEOUS 0.5%
Florida Public Utilities Co. ...........................      13,200     272,250
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $45,715,058)                                49,663,808
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO -- 100.0% (Cost $47,952,762)(a)            51,901,512
--------------------------------------------------------------------------------

*    Non-income producing security.

(a) The cost for federal income tax purposes was $47,952,762. At February 28, 1997, net unrealized appreciation for all securities based on tax cost was $3,948,750. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,518,815 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,570,065.

    The accompanying notes are an integral part of the financial statements.


                          19 -- SCUDDER MICRO CAP FUND

                              FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES
                       AS OF FEBRUARY 28, 1997 (UNAUDITED)

ASSETS
--------------------------------------------------------------------------------
            Investments, at market (identified cost
              $47,952,762) (Note A)............................    $ 51,901,512
            Cash ..............................................         314,709
            Receivable for Fund shares sold ...................          87,859
            Dividends and interest receivable .................          18,292
            Due from the Adviser (Note C) .....................         189,188
            Deferred organization expenses (Note A) ...........          23,671
                                                                   ------------
            Total assets ......................................      52,535,231

LIABILITIES
--------------------------------------------------------------------------------
            Payable for investments purchased .................       1,128,624
            Payable for Fund shares redeemed ..................          66,504
            Accrued management fee ............................         115,346
            Other accrued expenses (Note C) ...................         264,557
                                                                   ------------
            Total liabilities .................................       1,575,031
            --------------------------------------------------------------------
            NET ASSETS, AT MARKET VALUE                            $ 50,960,200
            --------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
            Net assets consist of:
            Accumulated distributions in excess of net
              investment income ...............................         (71,205)
            Unrealized appreciation on investments ............       3,948,750
            Accumulated net realized gain .....................         198,671
            Paid-in capital ...................................      46,883,984
            --------------------------------------------------------------------
            NET ASSETS, AT MARKET VALUE                            $ 50,960,200
            --------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
            NET ASSET VALUE, offering and redemption price
              (Note A) per share ($50,960,200 / 3,723,323
              outstanding shares of beneficial interest,
              $.01 par value, unlimited number of shares           ------------
              authorized) .....................................    $      13.69
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.


                          20 -- SCUDDER MICRO CAP FUND

                             STATEMENT OF OPERATIONS
                 SIX MONTHS ENDED FEBRUARY 28, 1997 (UNAUDITED)

INVESTMENT INCOME
--------------------------------------------------------------------------------
            Income:
            Dividends (net of foreign taxes withheld of $107)..     $   141,154
            Interest ..........................................          86,709
                                                                    -----------
                                                                        227,863
            Expenses:
            Management fee (Note C) ...........................         115,346
            Services to shareholders (Note C) .................         151,453
            Custodian and accounting fees (Note C) ............          86,699
            Trustees' fees and expenses (Note C) ..............          16,494
            Auditing ..........................................           7,850
            Registration fees .................................          27,704
            Reports to shareholders ...........................          35,870
            Legal .............................................           6,472
            Amortization of organization expense (Note A) .....           2,637
            Other .............................................           3,006
                                                                    -----------
            Total expenses before reductions ..................         453,531
            Expense reductions (Note C) .......................        (189,188)
                                                                    -----------
            Expenses, net .....................................         264,343
            --------------------------------------------------------------------
            NET INVESTMENT LOSS                                         (36,480)
            --------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------
            Net realized gain from investments ................         198,671
            Net unrealized appreciation during the period
              on investments ..................................       3,924,510
            --------------------------------------------------------------------
            NET GAIN ON INVESTMENT TRANSACTIONS                       4,123,181
            --------------------------------------------------------------------
            --------------------------------------------------------------------
            NET INCREASE IN NET ASSETS RESULTING FROM
              OPERATIONS                                            $ 4,086,701
            --------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                          21 -- SCUDDER MICRO CAP FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                          SIX MONTHS   FOR THE PERIOD
                                                            ENDED      AUGUST 12, 1996
                                                          FEBRUARY     (COMMENCEMENT OF
                                                          28, 1997     OPERATIONS) TO
INCREASE (DECREASE) IN NET ASSETS                        (UNAUDITED)   AUGUST 31, 1996
--------------------------------------------------------------------------------------
            Operations:
            Net investment income (loss) ............   $    (36,480)    $     4,890
            Net realized gain .......................        198,671            --
            Net unrealized appreciation on
            investment transactions during the period      3,924,510          24,240
                                                        ------------     -----------
            Net increase in net assets resulting
              from operations .......................      4,086,701          29,130
                                                        ------------     -----------
            Distributions to shareholders from net
              investment income......................        (39,615)           --
                                                        ------------     -----------
            Fund share transactions:
            Proceeds from shares sold ...............     40,535,983       7,839,168
            Reinvestment of distributions ...........         37,143            --
            Cost of shares redeemed .................     (1,533,408)         (4,097)
            Redemption fees (Note A) ................          7,995            --
                                                        ------------     -----------
            Net increase in net assets from Fund
            share transactions ......................     39,047,713       7,835,071
                                                        ------------     -----------
            INCREASE IN NET ASSETS ..................     43,094,799       7,864,201
            Net assets at beginning of period .......      7,865,401           1,200
            Net assets at end of period (including
              accumulated distributions in
              excess of net investment income of
              $71,205 and undistributed
              net investment income of $4,890,          ------------     -----------
              respectively) .........................   $ 50,960,200     $ 7,865,401
                                                        ------------     -----------

OTHER INFORMATION
-------------------------------------------------------------------------------------
            INCREASE IN FUND SHARES
            Shares outstanding at beginning of period        651,850             100
                                                        ------------     -----------
            Shares sold .............................      3,186,624         652,092
            Shares issued to shareholders in
              reinvestment of distributions .........          2,884            --
            Shares redeemed .........................       (118,035)           (342)
                                                        ------------     -----------
            Net increase in Fund shares .............      3,071,473         651,750
                                                        ------------     -----------
            Shares outstanding at end of period .....      3,723,323         651,850
                                                        ------------     -----------

    The accompanying notes are an integral part of the financial statements.


                          22 -- SCUDDER MICRO CAP FUND

                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                    SIX MONTHS     FOR THE PERIOD
                                                       ENDED       AUGUST 12, 1996
                                                     FEBRUARY     (COMMENCEMENT) OF
                                                     28, 1997      OPERATIONS) TO
                                                    (UNAUDITED)    AUGUST 31, 1996
-----------------------------------------------------------------------------------
                                                    -------------------------------
Net asset value, beginning of period ............   $  12.07         $  12.00
                                                    -------------------------------
Income from investment operations:
Net investment income (loss) ....................       (.02)             .01
Net realized and unrealized gain on investments .       1.66              .06
                                                    -------------------------------
Total from investment operations ................       1.64              .07
                                                    -------------------------------
Less distributions from net investment income ...       (.02)              --
Redemption fees (Note A) (d) ....................        .00               --
                                                    -------------------------------
Net asset value, end of period ..................   $  13.69         $  12.07
-----------------------------------------------------------------------------------
TOTAL RETURN (%) (b) ............................      13.55(c)**         .58(c)**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ..........         51                8
Ratio of operating expenses, net to average daily
  net assets (%) ................................       1.75*            1.75*
Ratio of operating expenses before expense
  reductions, to average daily net assets (%) ...       3.00*           22.06*
Ratio of net investment income (loss) to average
  daily net assets (%) ..........................       (.24)*           2.58*
Portfolio turnover rate (%) .....................        4.0*            None
Average commission rate paid ....................   $  .0326         $  .0323

(a)  Based on monthly average shares outstanding during the period.
(b)  Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect of the 1% redemption fee on shares held less than one year.
(d)  Redemption fees were less than one-half of $.01.
*    Annualized
**   Not annualized


                          23 -- SCUDDER MICRO CAP FUND

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)

                       A. SIGNIFICANT ACCOUNTING POLICIES

Scudder Micro Cap Fund (the "Fund") is a diversified series of Scudder Securities Trust, a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

Due to investment considerations, it is presently intended that the Fund will close to new individual investors when total assets of the Fund reach $100 million. It is anticipated that current individual shareholders of the Fund will be able to continue to invest in the Fund after it reaches $100 million in total assets. Further, the Fund will remain open to investment through qualified retirement plans. If the Fund closes at $100 million in total assets as currently expected, the Trustees may determine to reopen the Fund at some point based on market conditions and other factors.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the resale price.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

REDEMPTION FEES. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.


                          24 -- SCUDDER MICRO CAP FUND

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. PURCHASES AND SALES OF SECURITIES

During the six months ended February 28, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $41,707,899 and $563,154, respectively.

                               C. RELATED PARTIES

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.75% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed not to impose all or a portion of its management fee until August 31, 1997 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the six months ended February 28, 1997, the Adviser did not impose any of its management fee amounting to $115,346.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended February 28, 1997, the amount charged to the Fund by SSC aggregated $117,634, of which $51,097 was not imposed, and $66,537 is unpaid at February 28, 1997.


                          25 -- SCUDDER MICRO CAP FUND

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended February 28, 1997, the amount charged to the Fund by STC aggregated $5,246, of which $2,279 was not imposed, and $2,967 is unpaid at February 28, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended February 28, 1997, the amount charged to the Fund by SFAC aggregated $47,115, of which $20,466 was not imposed, and $26,649 is unpaid at February 28, 1997.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the six months ended February 28, 1997 the Trustee fees and expenses aggregated $16,494, of which $7,444 is unpaid at February 28, 1997.


                          26 -- SCUDDER MICRO CAP FUND

                                   This Page
                                 intentionally
                                   left blank



                            27-Scudder Micro Cap Fund

                          Shareholder Meeting Results

A special meeting of shareholders of Scudder Micro Cap Fund was held on Monday, December 2, 1996, at the offices of Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York. The two matters voted upon by the shareholders and the resulting votes for each matter are presented below.

1. The election of eight Trustees to hold office until their respective successors shall have been duly elected and qualified.


                Trustee                             Number of Votes:
                -------                             ----------------

                                             For                      Witheld               Broker Non-Votes*
                                             ---                      -------               -----------------

       Daniel Pierce                      1,047,328                    27,935                       0

       Paul Bancroft III                  1,044,080                    31,183                       0

       Thomas J. Devine                   1,045,103                    30,160                       0

       Keith R. Fox                       1,047,165                    28,098                       0

       Dudley H. Ladd                     1,044,975                    30,289                       0

       Dr. Wilson Nolen                   1,051,500                    23,764                       0

       Kathryn L. Quirk                   1,043,859                    31,404                       0

       Dr. Gordon Shillinglaw             1,050,226                    25,037



2. Ratification or rejection of the action taken by the Board of Trustees in selecting Coopers & Lybrand L.L.P as independent accountants for the fiscal year ending August 31, 1997.

                                                    Number of Votes:
                                                    ----------------
                  For                      Against                    Abstain               Broker Non-Votes*
                  ---                      -------                    -------               -----------------
               1,034,484                    13,180                     27,600                       0


-----------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                            28-Scudder Micro Cap Fund

                             Officers and Trustees

Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and Consultant

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; President, Exeter Capital Management Corporation

Dudley H. Ladd*
Trustee

Dr. Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

Dr. Gordon Shillinglaw
Trustee; Professor Emeritus of Accounting, Columbia University
Graduate School of Business

Robert W. Lear
Honorary Trustee; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

Robert G. Stone, Jr.
Honorary Trustee; Chairman Emeritus and Director, Kirby Corporation

Edmund R. Swanberg*
Honorary Trustee

Peter Chin*
Vice President

James M. Eysenbach*
Vice President

Philip S. Fortuna*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Roy C. McKay*
Vice President

Edward J. O'Connell*
Vice President and Assistant Treasurer

Richard W. Desmond*
Assistant Secretary


                        *Scudder, Stevens & Clark, Inc.

                            29-Scudder Micro Cap Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U.S. Income
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund

Global Income
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Large Company Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
   IRA
   SEP IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                            30-Scudder Micro Cap Fund

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------
                For existing account services and transactions

                  Scudder Investor Relations -- 1-800-225-5163

                For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

                  Scudder Electronic Account Services --
                              http://funds.scudder.com

                For information about your Scudder accounts, exchanges and redemptions

                  Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
                For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

                  Scudder Investor Relations -- 1-800-225-2470
                                             Investor.Relations@scudder.com

                  Scudder's World Wide Web Site -- http://funds.scudder.com

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------
                To receive information about this discount brokerage service and to obtain an application

                  Scudder Brokerage Services* -- 1-800-700-0820

Personal Counsel(SM) -- A Managed Fund Portfolio Program
--------------------------------------------------------------------------------
                To receive information about this mutual fund portfolio guidance and management program

                  Personal Counsel from Scudder -- 1-800-700-0183

Please address all correspondence to
--------------------------------------------------------------------------------
                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                   Boca Raton            Chicago               San Francisco
                   Boston                New York


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.
* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC.


                            31-Scudder Micro Cap Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER